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                                    EX-10.38
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                                   EAB [LOGO]

                             EUROPEAN AMERICAN BANK
                             LETTER OF CREDIT GROUP
                           1 EAB PLAZA - PLAZA LEVEL
                            UNIONDALE, NY 11555-2041
        ISSUE/AMEND INQUIRY: 516-296-6872 PAYMENT INQUIRY: 516-296-6871
                  TELEX NUMBER: 420771 SWIFT ADDRESS: EABCUS33

JANUARY 31, 1996

BENEFICIARY                           APPLICANT
RLB, INC.                             TRUST U/W W PALMER DIXON
FKA ELECTRIFIED COMPANIES INC.        C/O PETER DIXON
C/O ROBERT BRUNDAGE                   79 EAST 79TH STREET
20 RANDALL                            NEW YORK NY 10021
SHORT HILLS, NJ 07078

EAB LETTER OF CREDIT NUMBER: S027958

DATE OF EXPIRY: AUGUST 31, 1997       AT: OUR COUNTER
AMOUNT: USD 4,000,000.00 (FOUR MILLION 00/100) UNITED STATES
DOLLARS

GENTLEMEN:

WE HEREBY OPEN OUR IRREVOCABLE LETTER OF CREDIT NO. S027958, IN YOUR FAVOR UP TO AN AGGREGATE AMOUNT OF USD 4,000,000.00 (FOUR MILLION 00/100 UNITED STATES DOLLARS) PAYABLE TO YOU AGAINST YOUR PRESENTATION TO US OF YOUR SIGHT DRAFT(S) DRAWN ON US, ACCOMPANIED BY DOCUMENTS AS DETAILED HEREIN.

1. AT THE REQUEST AND FOR THE ACCOUNT OF TRUST U/W W. PALMER DIXON, C/O PETER DIXON, 79 E. 79TH STREET, NEW YORK, NY 10021 THE "ACCOUNT PARTY") ON BEHALF OF PURO WATER GROUP INC. IN FAVOR OF RLB, INC., FKA ELECTRIFIED COMPANIES INC. ITS SUCESSORS, ASSIGNS AND TRANSFEREES AS BENEFICIARY (THE BENEFICIARY), EUROPEAN AMERICAN BANK (THE "ISSUING BANK") HEREBY ESTABLISHES IN THE BENEFICIARY'S FAVOR THIS IRREVOCABLE STANDBY LETTER OF CREDIT IN AN AMOUNT NOT EXCEEDING FOUR MILLION DOLLARS (USD4,000,000.00) (THE "STATED AMOUNT") EFFECTIVE IMMEDIATELY AND EXPIRING AT THE CLOSE OF BANKING BUSINESS AT THE PAYMENT OFFICE (AS DEFINED IN PARAGRAPH 2) ON AUGUST 31, 1997 (THE "EXPIRATION DATE").

THIS LETTER OF CREDIT SHALL AUTOMATICALLY REDUCE WITHOUT AMENDMENT IN THE AMOUNT OF USD500,000.00 ON SEPTEMBER 03, 1996.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL ONE YEAR FROM THE EXPIRATION HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS 60 DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY YOU THE BENEFICIARY BY TELECOMMUNICATION/CERTIFIED MAIL OR OVERNIGHT COURRIER THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. IN ANY EVENT THIS LETTER OF CREDIT SHALL NOT BE EXTENDED BEYOND FEBRUARY 02, 2000.

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                                   EAB [LOGO]

IN THE EVENT WE ELECT TO RENEW THIS LETTER OF CREDIT THE FOLLOWING REDUCTION SCHEDULE SHALL APPLY: ON THE FIRST BUSINESS DAY OF EVERY MONTH BEGINNING WITH MARCH 1997, THE LETTER OF CREDIT SHALL REDUCE BY USD97,222.23. SHOULD THE EXPIRATION DATE OF THIS LETTER OF CREDIT FALL ON A DAY ON WHICH THE BANK TO WHICH PRESENTATION HAS TO BE MADE IS CLOSED FOR REASONS OTHER THAN THOSE REFERRED TO IN ARTICLE 17 OF THE UCP 500 THE STIPULATED EXPIRY DATE SHALL BE EXTENDED TO THE FIRST FOLLOWING BUSINESS DAY ON WHICH SUCH BANK IS OPEN. THAT BEING THE CASE, THE REDUCTION OF USD97,322.23 WILL TAKE PLACE ON THE DAY FOLLOWING THE FIRST BUSINESS DAY ON WHICH THE BANK IS OPEN.

2. THE BENEFICIARY MAY MAKE DRAWINGS ON THE ISSUING BANK UNDER THIS IRREVOCABLE LETTER OF CREDIT BY PRESENTING TO THE ISSUING BANK AT ITS OFFICE AT EAB PLAZA, UNIONDALE, NEW YORK 11555. ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT (THE "PAYMENT OFFICE") A SIGHT DRAFT IN THE FORM OF EXHIBIT A ANNEXED HERETO APPROPRIATELY COMPLETED, STATING ON ITS FACE "DRAWN UNDER IRREVOCABLE LETTER OF CREDIT NO. S027958 DATED JANUARY 31, 1996 ACCOMPANIED BY A COMPLETED CERTIFICATE SIGNED BY THE BENEFICIARY IN THE FORM OF EXHIBIT B ANNEXED HERETO (SUCH DRAFT ACCOMPANIED BY SUCH CERTIFICATE REFERRED TO AS YOUR DRAFT"). THE DELIVERY OF THE CERTIFICATE IN ACCORDANCE WITH THE FOREGOING PROVISIONS SHALL BE CONCLUSIVE AS TO ALL MATTERS THEREIN FOR THE PURPOSE OF OUR OBLIGATION TO HONOR A DRAFT UNDER THIS LETTER OF CREDIT. PARTIAL DRAWINGS ARE PERMITTED IN THE AMOUNT CERTIFIED. THE ORIGINAL LETTER OF CREDIT WILL BE ENDORSED ON THE REVERSE AND RETURNED WITH THE PROCEEDS ON ANY DRAFT WHICH DOES NOT EXHAUST THE TOTAL AVAILABLE AMOUNT OF THE CREDIT.

3. WE HEREBY ENGAGE WITH THE BENEFICIARY THAT THE DRAFTS PRESENTED IN CONFORMITY WITH THE TERMS OF THIS IRREVOCABLE LETTER OF CREDIT WILL BE DULY HONORED BY US IF PRESENTED ON OR BEFORE THE EXPIRATION DATE.

IN THE EVENT THE LETTER OF CREDIT IS TRANSFERRED THE BENEFICIARY AT THE TIME OF TRANSFER MUST SUBMIT TO EUROPEAN AMERICAN BANK A STATEMENT DULY SIGNED BY AN AUTHORIZED INDIVIDUAL ADVISING EUROPEAN AMERICAN BANK OF THE NEW BENEFICIARY'S NAME.

4. THIS IRREVOCABLE LETTER OF CREDIT IS SUBJECT OT THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 NO. 500.

VERY TRULY YOURS

/s/ Susan J. LoFranco

EUROPEAN AMERICAN BANK

BY:                                 /s/ Kathleen M. Kraus
NAME   SUSAN J. LOFRANCO            KATHLEEN M. KRAUS
TITLE   Asst. Treasurer             ASSISTANT VICE PRESIDENT

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       This forms an Integral part of Letter of Credit No._______


                              EXHIBIT A

     Draft under Irrevocable Letter of Credit No.

Pay to the order of ourselves the aggregate amount of S027958 and __________/100 dollars (USD_______).
This draft is drawn under Irrevocable Letter of Credit No. S027958 dated January 31, 1996, issued for the account of Trust U/W W Palmer Dixon.

Dated:________________

Drawn on:  European American Bank
           EAB Plaza, Uniondale,
           New York

                                     By:___________________
                                        Name:
                                        Title:


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                               Exhibit B

          This forms an Integral part of Letter of Credit No. 2027958

To: EUROPEAN AMERICAN BANK

The undersigned, ___________________________________, (the "Beneficiary") hereby certifies, with reference to European American Bank irrevocable letter of credit no. S027958 (the "Letter of Credit" the terms defined therein and not otherwise defined herein being used herein as therein defined), that:

The amount of our draft accompanying this certificate, to wit:
USD______________, is now due and owing to the beneficiary, jointly and severally from Puro Water Group, Inc. under one or more of its promissory notes dated January , 1996 payable to the order of the beneficiary.

Dated: ____________________, 19__

                                             By:____________________
                                                Title